UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

_________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) December 19, 2005

AT&T Corp.
(Exact Name of Registrant as Specified in Charter)

                                                                             New York                                                          1-1105                                                       13-4924710
                                                               (State or Other Jurisdiction of                     (Commission File Number)                (IRS Employer Identification No.)
                                                                          Incorporation)

One AT&T Way, Bedminster, New Jersey 07921
(Address of Principal Executive Offices) (Zip Code)

        Registrant’s telephone number, including area code (908) 221-2000

__________________________________
(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))
|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant's Certifying Accountant

On December 19, 2005, AT&T Inc., a Delaware corporation and the parent company of AT&T Corp., a New York corporation (“AT&T Corp.”), received notification that PricewaterhouseCoopers LLP (“PwC”), the independent registered public accounting firm for the below-listed plans of AT&T Corp. (the “Plans”) resigned as the independent registered public accounting firm for the Plans effective immediately. The reports of PwC on the financial statements of the Plans as of and for the years ended December 31, 2004 and December 31, 2003, did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2004 and December 31, 2003, and through December 19, 2005, the Plans had no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference thereto in its reports on the financial statements of the Plans for such years.

During the years ended December 31, 2004 and December 31, 2003, and through December 19, 2005, the Plans had no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Plans provided PwC a copy of the above disclosures and requested that PwC furnish the Plans with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated December 22, 2005, is filed as Exhibit 16.1 to this Form 8-K.

The Plans addressed in the above disclosure are:

•	AT&T Long Term Savings Plan for Management Employees
•	AT&T Long Term Savings and Security Plan
•	AT&T Retirement Savings and Profit Sharing Plan
•	AT&T of Puerto Rico, Inc. Long Term Savings and Security Plan
•	AT&T of Puerto Rico, Inc. Long Term Savings Plan for Management Employees

Item 9.01 Financial Statements and Exhibits.

The following exhibit is filed as part of this report:

(c)	Exhibits

16.1	PricewaterhouseCoopers LLP letter dated December 22, 2005.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AT&T Corp.

Date: December 23, 2005	By /s/ Christopher R. Reidy Christopher R. Reidy Vice President and Controller